UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

(a) On March 4, 2013, the Company issued a press release announcing that the Company’s wholly-owned subsidiary, CBRE Services Inc., intends to offer up to $800 million in aggregate principal amount of senior notes, subject to market and other conditions. The Company intends to use the net proceeds from such offering of the senior notes for general corporate purposes, including the repayment of a portion of its outstanding debt. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

(b) On March 4, 2013, the Company issued a press release announcing that it is in discussions with its lenders about the potential to refinance the term loans under its credit agreement and to amend its credit agreement. The Company expects that, after such refinancing, it would have approximately $715 million of term loans outstanding under its amended credit agreement. In connection with the refinancing and the amendment, the Company is targeting secured revolving credit facilities in an aggregate principal amount of approximately $1.0 billion. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated March 4, 2013, of CBRE Group, Inc. entitled “CBRE Group, Inc. Announces Potential Offering of Senior Notes”

99.2	Press Release, dated March 4, 2013, of CBRE Group, Inc. entitled “CBRE Group, Inc. Announces New Senior Secured Credit Facilities Proposal.”

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report and the press releases incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the offering of the senior notes. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of the press releases and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2013	CBRE GROUP, INC.

	By:	/s/ GIL BOROK

Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 4, 2013, of CBRE Group, Inc. entitled “CBRE Group, Inc. Announces Potential Offering of Senior Notes”

99.2	Press Release, dated March 4, 2013, of CBRE Group, Inc. entitled “CBRE Group, Inc. Announces New Senior Secured Credit Facilities Proposal.”